Supplement to the

Fidelity® Institutional Money Market Funds

Treasury Only Portfolio, Treasury Portfolio, Government Portfolio,
Prime Money Market Portfolio, Money Market Portfolio, and Tax-Exempt Portfolio

Funds of Fidelity Colchester Street Trust

Class I, Class II, Class III, and Select Class

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2008

The following information supplements similar information found in the "Management Contracts" section beginning on page 27.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

IMMB-08-01 July 11, 2008
1.480584.112

Supplement to the

Fidelity® Institutional Money Market Funds

Treasury Only Portfolio, Treasury Portfolio, Prime Money Market Portfolio, Money Market Portfolio

Funds of Fidelity Colchester Street Trust

Class IV and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

May 29, 2008

The following information supplements similar information found in the "Management Contracts" section beginning on page 23.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

PMM/TROB-08-01 July 11, 2008
1.872065.100